EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
26-Jul-04                                                             31-Jul-04

Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A              Period #
25-Aug-04                  ------------------------------                     3

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

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Balances
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                                                                                      Initial              Period End
         Receivables                                                           $1,500,120,934          $1,344,275,394
         Reserve Account                                                           $9,683,915             $13,795,425
         Yield Supplement Overcollateralization                                   $10,287,158              $9,163,800
         Class A-1 Notes                                                         $313,000,000            $158,277,818
         Class A-2 Notes                                                         $417,000,000            $417,000,000
         Class A-3 Notes                                                         $470,000,000            $470,000,000
         Class A-4 Notes                                                         $256,312,000            $256,312,000
         Class B Notes                                                            $33,521,000             $33,521,000

Current Collection Period
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         Beginning Receivables Outstanding                                     $1,394,750,720
         Calculation of Total Distribution Amount
                 Regular Principal Distributable Amount
                          Receipts of Scheduled Principal                         $29,434,324
                          Receipts of Pre-Paid Principal                          $20,841,199
                          Liquidation Proceeds                                       $150,886
                          Principal Balance Allocable to Gross Charge-of              $48,917
                 Total Receipts of Principal                                      $50,475,326

                 Interest Distribution Amount
                          Receipts of Interest                                     $5,271,222
                          Servicer Advances                                                $0
                          Reimbursement of Previous Servicer Advances                 ($6,743)
                          Accrued Interest on Purchased Receivables                        $0
                          Recoveries                                                  $10,273
                          Net Investment Earnings                                      $7,385
                 Total Receipts of Interest                                        $5,282,137

                 Release from Reserve Account                                              $0

         Total Distribution Amount                                                $55,708,546

         Ending Receivables Outstanding                                        $1,344,275,394

Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                     $105,330
         Current Period Servicer Advance                                                   $0
         Current Reimbursement of Previous Servicer Advance                           ($6,743)
         Ending Period Unreimbursed Previous Servicer Advances                        $98,587

Collection Account
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         Deposits to Collection Account                                           $55,708,546
         Withdrawals from Collection Account
                 Servicing Fees                                                    $1,162,292
                 Class A Noteholder Interest Distribution                          $2,613,092
                 First Priority Principal Distribution                                     $0
                 Class B Noteholder Interest Distribution                             $98,328
                 Regular Principal Distribution                                   $50,107,575
                 Reserve Account Deposit                                           $1,727,258
                 Unpaid Trustee Fees                                                       $0
                 Excess Funds Released to Depositor                                        $0
         Total Distributions from Collection Account                              $55,708,546


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Excess Funds Released to the Depositor
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                 Release from Reserve Account                                       $0
                 Release from Collection Account                                    $0
         Total Excess Funds Released to the Depositor                               $0

Note Distribution Account
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         Amount Deposited from the Collection Account                      $52,818,996
         Amount Deposited from the Reserve Account                                  $0
         Amount Paid to Noteholders                                        $52,818,996

Distributions
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         Monthly Principal Distributable Amount                        Current Payment      Ending Balance     Per $1,000     Factor
         Class A-1 Notes                                                   $50,107,575        $158,277,818        $160.09     50.57%
         Class A-2 Notes                                                            $0        $417,000,000          $0.00    100.00%
         Class A-3 Notes                                                            $0        $470,000,000          $0.00    100.00%
         Class A-4 Notes                                                            $0        $256,312,000          $0.00    100.00%
         Class B Notes                                                              $0         $33,521,000          $0.00    100.00%

         Interest Distributable Amount                                 Current Payment          Per $1,000
         Class A-1 Notes                                                      $204,912               $0.65
         Class A-2 Notes                                                      $653,300               $1.57
         Class A-3 Notes                                                    $1,045,750               $2.23
         Class A-4 Notes                                                      $709,130               $2.77
         Class B Notes                                                         $98,328               $2.93



Carryover Shortfalls
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                                                                                Prior
                                                                          Period Carryover     Current Payment       Per $1,000
         Class A-1 Interest Carryover Shortfall                                     $0                  $0               $0
         Class A-2 Interest Carryover Shortfall                                     $0                  $0               $0
         Class A-3 Interest Carryover Shortfall                                     $0                  $0               $0
         Class A-4 Interest Carryover Shortfall                                     $0                  $0               $0
         Class B Interest Carryover Shortfall                                       $0                  $0               $0


Receivables Data
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                                                                      Beginning Period       Ending Period
         Number of Contracts                                                    62,759              61,622
         Weighted Average Remaining Term                                         48.55               47.59
         Weighted Average Annual Percentage Rate                                 4.77%               4.74%

         Delinquencies Aging Profile End of Period                       Dollar Amount          Percentage
                 Current                                                $1,237,343,836              92.05%
                 1-29 days                                                 $93,877,204               6.98%
                 30-59 days                                                $10,824,729               0.81%
                 60-89 days                                                 $1,445,397               0.11%
                 90-119 days                                                  $784,228               0.06%
                 120-149 days                                                       $0               0.00%
                 Total                                                  $1,344,275,394             100.00%
                 Delinquent Receivables +30 days past due                  $13,054,354               0.97%


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         Write-offs
                 Gross Principal Write-Offs for Current Period                 $48,917
                 Recoveries for Current Period                                 $10,273
                 Net Write-Offs for Current Period                             $38,644

                 Cumulative Realized Losses                                    $38,774


         Repossessions                                                   Dollar Amount               Units
                 Beginning Period Repossessed Receivables Balance             $700,925                  20
                 Ending Period Repossessed Receivables Balance                $990,233                  30
                 Principal Balance of 90+ Day Repossessed Vehicles                  $0                   0



Yield Supplement Overcollateralization
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         Beginning Period Required Amount                                   $9,531,551
         Beginning Period Amount                                            $9,531,551
         Ending Period Required Amount                                      $9,163,800
         Current Period Release                                               $367,751
         Ending Period Amount                                               $9,163,800
         Next Distribution Date Required Amount                             $8,802,805

Reserve Account
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         Beginning Period Required Amount                                  $24,241,322
         Beginning Period Amount                                           $12,068,167
         Net Investment Earnings                                                $7,385
         Current Period Deposit                                             $1,727,258
         Current Period Release to Collection Account                               $0
         Current Period Release to Depositor                                        $0
         Ending Period Required Amount                                     $23,364,439
         Ending Period Amount                                              $13,795,425

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